UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2023

La Rosa Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd.,2 nd Floor Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(321) 250-1799

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LRHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item. 1.01 Entry into a Material Definitive Agreement.

On October 9, 2023, La Rosa Holdings Corp., a Nevada corporation (the “
Company
”), entered into that certain underwriting agreement (the “
Underwriting Agreement
”) with Alexander Capital L.P., as the representative of the underwriters listed on Schedule A thereto (the “
Representative
”) in connection with the initial public offering (the “
Offering
”) of One Million (1,000,000) shares (the “
Shares
”) of common stock, par value $0.0001 per share, of the Company (the “
Common Stock
”) at an offering price of $5.00 per share (the “
Public Offering Price
”).

Pursuant to the Underwriting Agreement, the Company also granted the underwriters a 45-day option to purchase up to 150,000 shares of Common Stock at the Public Offering Price, less the underwriting discount, to cover over-allotment, if any.

The Shares were offered and sold pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-264372), originally filed with the Securities and Exchange Commission (the “
Commission
”) on April 19, 2022 (the “
Registration Statement
”) declared effective by the Commission on October 4, 2023

 (“the “
Effective Date
”)
. The Common Stock commenced trading on The Nasdaq Capital Market on October 10, 2023 under the symbol “LRHC.” The closing of the Offering for the Shares took place on October 12, 2023.

The net proceeds to the Company from the Offering were approximately $4.3 million, after deducting underwriting discounts and commissions and the payment of other estimated offering expenses associated with the Offering payable by the Company.

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include financing growth by acquiring more agents at a faster pace, repayment of debt, developing new services, acquisitions of controlling interest in a number of the Company’s franchisees, the acquisition of other independent real estate brokerages, title insurance agencies, mortgage brokerages and other complementary businesses, general operating expenses and the purchase and acquisition of proprietary technology.

The Company also issued the Representative a warrant (the “
Representative Warrant
”) to purchase up
to
50,000
sha
res of Common Stock for $5.50 per share, subject to adjustment for stock splits, recapitalizations and reorganizations and other terms and conditions as set forth in the Representative Warrant from April 2, 2024 (181 days after the commencement of sales of the Shares in the Offering) to the fifth anniversary of the commencement of sales of the Offering.

The Company’s officers and directors have agreed, subject to certain exceptions, not to offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any shares of Common Stock or other securities convertible into or exercisable or exchangeable for shares of Common Stock during the 180 day period commencing from the Effective Date, or April
1
, 2024,

without the prior written consent of the Representative.

The Underwriting Agreement contained customary representations and warranties.  The foregoing descriptions of the

Underwriting Agreement, Representative’s Warrant and Lock-Up Agreement purport to be only summaries. The forms Underwriting Agreement, Representative’s Warrant and Lock-Up Agreement are filed as Exhibits 1.1, 4.1 and 10.1, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

On October 12, 2023, the Company issued a total of 1,319,120 shares of its Common Stock to Joseph La Rosa, the Chief Executive Officer of the Company, and Kent Metzroth, the Chief Financial Officer of the Company, as a compensation for the services rendered pursuant to their employment agreements with the Company.
Such securities were sold without registration under the Securities Act of 1933, as amended (the “
Securities Act
”), in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering
.

Item 7.01 Regulation FD Disclosure.

On October 10, 2023, the Company issued a press release announcing that it had priced the underwritten public offering described in Item 1.01 of this Current Report on Form 8-K. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 12, 2023, the Company issued a press release announcing that it had closed its underwritten public offering described in Item 1.01 of this Current Report on Form 8-K. The Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement dated as of October 9, 2023, by and between the Company and Alexander Capital L.P. as the representative of the underwriters
4.1	Representative Warrant dated as of October 12, 2023, issued by the Company to Alexander Capital L.P.
10.1	Form of Lock-Up Agreement
99.1	Press Release of the Company dated as of October 10, 2023
99.2	Press Release of the Company dated as of October 12, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1 3 , 2023	LA ROSA HOLDINGS CORP

	By:	/s/ Joseph La Rosa
	Name:	Joseph La Rosa
	Title:	Chief Executive Officer

3